Novelis

April 2005

Equity Investor Presentation

Safe Harbor Statement

The slides included in this presentation (the "Presentation") contain proprietary and confidential information regarding the operations of Novelis Inc. ("Novelis"). The information herein has been prepared on the basis of information provided by Alcan and other sources deemed reliable. Neither Alcan nor Novelis make any express or implied warranty or representation as to the accuracy or completeness of either the materials contained herein or any other written or oral statement. Neither Alcan nor Novelis undertake any duty to update the information contained herein. Nothing contained within this Presentation is, or should be relied upon as, a promise or representation as to the future. The projected financial information has been provided to assist in a review of strategic alternatives for Novelis. The projected financial information is based on management's analysis of information available at the time this Presentation was prepared and assumptions deemed reasonable by management. However, there is no representation, warranty or other assurance that any of the projections will be realized. Because the projected financial information is based upon estimates and assumptions about circumstances and events that have not yet taken place and are subject to change, actual results may significantly vary from projected results. In several instances in this presentation, Commodities Research Universe (CRU) has been sourced in order to provide information regarding certain market data such as growth rates, sizes, etc. Alcan nor Novelis make any representation as to nor accept any responsibility for the accuracy of this information. Investors should conduct their own investigation and analysis of the business, data and property described herein.

First Mover Advantage

Novelis

- Highly automated facilities combined with leading manufacturing technologies
  - Portfolio optimization capability
  - All four continents
  - First mover advantage position
- Participate in high value, differentiated markets
- High productivity and low cost operations
- World class internal sheet ingot casting capability
- Product and process development technology
- Well developed global R&D
- World leader in continuous casting technology

2004 Worldwide Footprint

Novelis

37 Plants in 12 Countries



North America

Employees:	3,000
Revenues:	$3.0Bn
Shipments:	1,115kt

Europe

Employees:	6,900
Revenues:	$3.1Bn
Shipments:	984kt

Novelis Total

Employees:	13,500
Revenues:	$7.8Bn
Shipments:	2,785kt

South America

Employees:	2,000
Revenues:	$0.5Bn
Shipments:	234kt

Asia

Employees:	1,600
Revenues:	$1.2Bn
Shipments:	452kt

Note: Rolled products shipments only.

Global Leader in Rolled Aluminum

- **Number one rolled product supplier in the world**
  - #1 in Europe
  - #2 in North America
  - #1 in Asia-Pacific
  - #1 in South America
- **Leading market positions in certain regional and global segments**
  - #1 in can, auto, litho and foil
- **Leading recycling position**
- **Leader in rolling technology**
- **Leader in continuous casting technology**
- **Industry position enables Novelis to participate in industry consolidation**

2004 Global Aluminum Production(1)

100% = 15,069kt
Top 4 (46%)



Novelis
20%
Alcoa
16%
Norsk Hydro
6%
Alcan
4%
Others
54%

Source: CRU, based on production data.
Note: (1) Includes aerospace products production.

Favorable Industry Dynamics

- Rolled products are a significant component of aluminum consumption
- Considerable barriers to entry in key segments (auto, can sheet, litho)
- Consolidation among existing suppliers in North and South America
- Demand for aluminum rolled products expected to exceed GDP growth in Asia Pacific and Eastern Europe
- Total industry growing at a rate of approximately 4.0% (1)

Rolled Products Market Size – 2004


South America
4%
North America
34%
Asia-Pacific
30%
32%
Europe

Total = 14,914 kt (1)

Note: (1) Source: CRU, based on consumption data. Forecast CAGR, 2004 – 2008. North America includes Mexico. Europe includes Middle East and Africa.

High-end Diversified Product Portfolio and Geographical Mix

Novelis

Only producer capable of supplying high-end sheet products for global customers on four continents

Novelis Revenues by End Market


Beverage
36%
Transportation
15%
Other
4%
Foil
21%
Construction/
Industrial
24%

Novelis Revenues by Geography


North
America
38%
Europe
40%
South
America
7%
Asia
15%

Approximately 70% stable markets

2004 Revenues	North America	Europe	South America	Asia
Stable Mkts	82%	57%	86%	77%

2004 Revenues $7.8Bn

2004 Competitive Landscape – Rolled Aluminum Products

Novelis

North America

100% = 4,925kt

1.2% CAGR


Others
27%
31%
Alcoa
6%
Wise
4%
8%
24%
Arco
Novelis
Commonwealth

Europe

100% = 5,461kt

4.0% CAGR


Novelis
19%
36%
Others
14%
Norsk Hydro
7%
12%
12%
Corus
Alcan
Alcoa

South America

100% = 506kt

5.3% CAGR


Others
Alcasa
11%
11%
Novelis
48%
12%
Alcoa
18%
CBA

Asia-Pacific

100% = 4,177kt

6.6% CAGR


Novelis
11%
Unifus
10%
Sumitomo
8%
59%
4%
Alcoa
Others
8%
Kobe

Source: CRU
Note: CAGRs above per CRU forecast (2004 – 2008).

Europe includes Africa and Middle East. North America includes Mexico.
Asia-Pacific includes China's volume which is not segmented by manufacturer.

Financial Snapshot

Novelis

Rolled Product Shipments [1] (kt)



3000
2500
2000
1500
1000
500
0
2,319
2,479
2,491
2,785
2001
2002
2003
2004

Sales & Operating Revenues ($MM)



9000
8000
7000
6000
5000
4000
3000
2000
1000
0
5,777
5,893
6,221
7,755
2001
2002
2003
2004

Cap Ex vs Depreciation ($MM)



300
250
200
150
100
50
0
236
179
189
165
2001
2002
2003
2004
Cap Ex
Depreciation

BGP/Segment Income [2] ($MM)



700
600
500
400
300
200
100
0
415
532
559
647
2001
2002
2003
2004

Notes:

(1) Includes intercompany shipments and revenue between Alcan and Novelis, previously eliminated in the consolidation of RPNA and RPE into Alcan's results. Intercompany revenue and expenses will be recognized by Alcan and Novelis upon separation.

(2) Business Group Profit comprises earnings before interest, income taxes, minority interests, depreciation and amortization, including proportionate BGP of unconsolidated joint ventures and excludes certain items, such as corporate costs, restructuring, impairment and other special charges, and pension actuarial gains, losses and other adjustments, that were not under the control of the business groups under the Alcan structure or were not considered in the measurement of their profitability. Also excludes FAS 133 MTM adjustments for derivatives.

BGP/Segment Income by Region


North America
Shipment/KT
BGP/$MM
1200
1000
800
600
400
200
0
300
250
200
150
100
50
0
202
277
206
237
2001
2002
2003
2004
Europe
Shipment/KT
BGP/$MM
1200
1000
800
600
400
200
0
200
150
100
50
0
80
130
173
188
2001
2002
2003
2004
Asia
Shipment/KT
BGP/$MM
500
400
300
200
100
0
90
80
70
60
50
40
30
20
10
0
26
35
68
79
2001
2002
2003
2004
South America
Shipment/KT
BGP/$MM
250
200
150
100
50
0
160
120
80
40
0
107
90
112
143
2001
2002
2003
2004
Business Group Profit (BGP)/
Segment Income
Rolled Product Shipments

Cash Flow by Component

Novelis

Cash Flow Available for Ongoing Operations and Investments


$ Millions
500
400
300
200
100
0
-100
-200
-300
-400
-500
157
94
15
(236)
302
231
108
(179)
334
255
110
(189)
469
55
(245)
(165)
2001
2002
2003
2004

- Funds from Operations
- Change in WC / Def. Items
- Capex
- Free Cash Flow

- Capital expenditures below depreciation
- Major capital investments completed
- No major investments projected in near-term

Note: Financial Statistics are not pro forma for new capital structure, incremental costs as an independent company or dividend policy.

EBITDA Reconciliation [1]

Novelis

($MM)	Full Year 2004
Business Group Profit [1]	647
Corporate and Other	(129)
Derivative Gains and Losses	77
JV Adjustment [2]	(50)
EBITDA	545

Notes: Financial Statistics are not pro forma for new capital structure, incremental costs as an independent company or dividend policy.
(1) See page 21 in the Appendix for a reconciliation of Business Group Profit to net income
(2) Business Group Profit comprises earnings before interest, income taxes, minority interests, depreciation and amortization, including proportionate BGP of unconsolidated joint ventures and excludes certain items, such as corporate costs, restructuring, impairment and other special charges, and pension actuarial gains, losses and other adjustments, that were not under the control of the business groups under the Alcan structure or were not considered in the measurement of their profitability. Also excludes FAS 133 MTM adjustments for derivatives.
(3) Represents Novelis' proportional share of unconsolidated joint ventures.

Focus and Strategy


Longer-Term Strategy
Maximize Shareholder Value by:
• Increase Dividend
• Share Buyback
• Growth Opportunities
• Investment
• Further De-levering
5X
3X
1X
Debt to EBITDA Ratio
Near-Term Focus
Maximize Shareholder Value by:
• De-levering
• Reducing Costs
• Portfolio Optimization
2005

Financial and Operating Strength and Stability

- Minimal Metal Price Exposure
  - Products priced with a pass-through metal price structure LME plus local market premium + conversion pricing
- Price Caps on 20% of Volume
  - Natural hedges
    - Smelter production in South America
    - Spread widens between primary and scrap/UBC
  - Hedging Activities
    - 100% hedged for next 6 months
    - Two-thirds hedged months 7-9
    - One-third hedged months 10-12
- Limited Exposure to Economic Cycles
  - Aluminum rolled products market is less cyclical than primary aluminum
  - Portfolio emphasis in technically advanced consumer / industrial areas which have low volatility in demand
- Geographical Diversity

Novelis Investment Proposition

Global Leader in Rolled Aluminum

- Operating a global, high quality, technically advanced system of rolling assets
- Building on our differentiated competitive position and favorable industry dynamics in core markets
- Maximizing value for shareholders through stable income and cash flow growth
  - Dividend paying policy implemented
  - Near term: Focus on de-levering
  - Longer term: Financial flexibility to maximize value

Appendix

Strategic Vision

Novelis

Leverage Global, High Quality Asset Base to:

Increase Value

- Exceed customers' expectations
- Improve low cost position
- Low overhead and decentralized operating model
- Portfolio optimization

Create New Value from Transformational Business Model

- Develop conversion model business extensions
- Enhance metal sourcing through recycling and purchasing power
- Focused R&D – new products and processes
- Increase value proposition to our customers

Maintain Strong and Stable Earnings and Cash Flow

- Maintain capital spending discipline
- Early debt reduction
- Focus on capital effectiveness (fixed and working)

Extend Global Rolling Leadership

- Emphasize portfolio management
- Capitalize on global can and auto growth
- Seek profitable Asian model extension
- Capture growth in chosen markets

U.S. Total Can Consumption by Beverage Type

Total Can Shipments 1980 – 2004



Millions of Cans
110,000
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
Total Can Shipments
Soft Drink Shipments
Beer Shipments

Source : CMI

North American Carbonated Soft Drink Package Mix


1999
Single-serve PET
19%
Multi-serve PET
9%
Glass
1%
71%
Can


2001
Single-serve PET
21%
Multi-serve PET
8%
Glass
1%
70%
Can


2003
Single-serve PET
22%
Multi-serve PET
7%
Glass
1%
70%
Can

Conversion Model

- Profitability of the business is leveraged to increases/decreases in volume and enhanced by portfolio choices
- Business model is based on optimizing capacity utilization within select portfolios
- Metal portion of COGS is charged on a pass-through basis
- Approximately 25% of non-metal COGS is incremental (truly variable), 75% is fixed

2003 COGS Breakdown

Total COGS


Others
32%
68%
Metals

Other Non-metal COGS


Others (1)
25%
28%
Labor
Freight
9%
9%
16%
Maintenance
Energy
13%
Depreciation

Note: (1) Includes tolling services, 3rd party contractors, other raw materials, rent, insurance, taxes, etc.

Net Income Reconciliation

(US$ millions)	Full Year 2003	Full Year 2004
Business Group Profit/Segment Income		
Novelis North America	206	**237**
Novelis Europe	173	**188**
Novelis Asia	68	**79**
Novelis South America	112	**143**
Equity accounted joint venture eliminations	(45)	**(50)**
Change in fair market value of derivatives	20	**77**
Total	534	**674**
Corporate Items		
Corporate Office	(42)	**(54)**
Other items	(26)	**(75)**
Depreciation & amortization	(222)	**(246)**
Interest	(40)	**(74)**
Income taxes	(50)	**(166)**
Equity income	6	**6**
Minority interests	(3)	**(10)**
Net income (Loss)	157	**55**

The attached table summarizes the reconciliation of BGP/Segment Income to Net Income.

Business Group Profit (BGP) or Segment Income comprises earnings before interest, taxes, depreciation and amortization excluding certain items, such as corporate costs and asset and goodwill impairments, which are not under the control of the business groups. These items are managed by the company's head office, which focuses on strategy development and oversees governance, policy, legal, compliance, human resources and finance matters.

Financial information for individual business groups includes the results of certain joint ventures on a proportionately consolidated basis, which is consistent with the way the business groups are managed. Under U.S. GAAP, these joint ventures are accounted for under the equity method. Therefore, in order to reconcile to net income, the BGP of these joint ventures is removed from total BGP for the company and the net after-tax results are reported as equity income.

The change in the fair market value of derivatives has been removed from individual business group results and is shown on a separate line within total BGP. This presentation provides a more accurate portrayal of underlying business group results and is in line with the company's portfolio approach to risk management.